(FRONTIER FUNDS, INC. LOGO)

                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                                 March 31, 2002
                                  (Unaudited)

                          (FRONTIER FUNDS, INC. LOGO)

TO OUR INVESTORS

Dear Shareholders,

  Today's stock market may be the most difficult one you have ever experienced. To help you through this volatile period, we'd like to give you a brief summary of our thoughts on the U.S. equity market - and why we see cause for optimism.

  Over the past several months, investors appear to have vacillated between fear and hope: fear about near-term earnings disappointments and hope that lower interest rates and a tax cut may revive the economy later this year. In our view, however, much of the current weakness in corporate earnings has already been factored into stock prices. We feel long-term investors should be focusing on two things:

     Long-term earnings growth potential: We believe the trends that drove corporate earnings growth through most of the 1990s remain in place in the U.S. economy, and that strong earnings growth will resume once the economy recovers.

     We believe the market today is more attractively valued than at any time in the past five years, and is once again providing opportunities to buy great companies at attractive prices.

  The investment objective of the Equity Portfolio is capital appreciation.
The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth.

  We suggest that your best resource in this market is your own investment professional . This is the person who can help you create and stick to a long-range financial plan. A plan that may aid you in weathering market volatility and help you work toward reaching your own financial goals.

  Thank you for your investment in Frontier Funds, Inc. Equity Portfolio. We hope these thoughts will help you through a market period that is difficult, but in our opinion, full of opportunity. We invite your comments and suggestions. Please feel free to write or telephone.

                                    Sincerely,

                                    /s/James R. Fay

                                    James R. Fay
                                    President

SCHEDULE OF INVESTMENTS

                           MARCH 31, 2002 (UNAUDITED)

                                                                       MARKET
  SHARES                                                               VALUE
  ------                                                               ------
             COMMON STOCKS

             APPAREL/ACCESSORIES -- 3.48%
 100,000      Cygne Designs, Inc.*<F1>                                $ 10,000
                                                                      --------

             AUTO & TRUCK MANUFACTURERS -- 4.52%
   4,000      Miller Industries, Inc.                                   12,960
                                                                      --------

             BIOTECHNOLOGY AND DRUGS -- 30.03%
   4,000      Macrochem Corp.*<F1>                                      12,600
  40,000      ProCyte Corporation*<F1>                                  73,600
                                                                      --------
                                                                        86,200
                                                                      --------

             COMMUNICATIONS EQUIPMENT -- 9.88%
   9,001      Digital Video Systems, Inc.*<F1>                          28,352
                                                                      --------

             COMPUTER PERIPHERALS -- 8.24%
   4,000      Sigma Designs*<F1>                                        23,640
                                                                      --------

             MEDICAL EQUIPMENT AND SUPPLIES -- 4.53%
  20,000      Cell Robotics Int'l, Inc.*<F1>                            13,000
                                                                      --------

             SOFTWARE & PROGRAMMING -- 33.05%
  35,000      Mitek Systems, Inc.*<F1>                                  94,850
                                                                      --------
             TOTAL COMMON STOCKS
               (Cost $432,708)                           93.72%        269,002
             Other Assets Less Liabilities                6.28%         18,015
                                                        -------       --------
             NET ASSETS                                 100.00%       $287,017
                                                        -------       --------
                                                        -------       --------

*<F1>  Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                           MARCH 31, 2002 (UNAUDITED)

ASSETS:
   Investment Securities at Market Value
     (Identified Cost - $432,708)                                   $  269,002
   Cash                                                                  2,479
   Prepaid Expenses                                                     15,746
                                                                    ----------
       Total Assets                                                    287,227
                                                                    ----------
LIABILITIES
   Payables:
     Accrued Expenses                                                      210
                                                                    ----------
       Total Liabilities                                                   210
                                                                    ----------
       Net Assets                                                   $  287,017
                                                                    ----------
                                                                    ----------
NET ASSETS CONSIST OF:
   Paid In Capital                                                  $1,096,856
   Net Investment Income (Loss)                                        (27,798)
   Accumulated Realized Gain (Loss) on Investments - Net              (618,335)
   Unrealized Depreciation in Value of Investments
     Based on Identified Cost - Net                                   (163,706)
                                                                    ----------
       Net Assets, for 177,290 Shares Outstanding                   $  287,017
                                                                    ----------
                                                                    ----------
NET ASSET VALUE AND REDEMPTION PRICE
   Net Asset Value Per Share ($287,017/177,290 shares)              $     1.62
                                                                    ----------
                                                                    ----------
   Maximum offering price per share
     (net asset value plus sales charge of 8%)                      $     1.76
                                                                    ----------
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

              FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                          $     --
                                                                      --------
       Total Investment Income                                              --
                                                                      --------
EXPENSES:
   Advisory Fees (Note 3)                                                1,018
   Legal fees                                                            4,052
   Registration fees                                                     2,247
   Transfer agent fees                                                   6,228
   Audit fees                                                            4,924
   Printing and postage expense                                          1,300
   Custody fees                                                          3,748
   Directors fees                                                        4,413
   Other expenses                                                          885
                                                                      --------
       Total Expenses                                                   28,815
   Less Advisory Fees Waived                                            (1,018)
                                                                      --------
       Net Expenses                                                     27,797
                                                                      --------
   Net Investment Loss                                                 (27,797)
                                                                      --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Realized Gain (Loss) on Investments                                 (15,547)
   Unrealized Gain (Loss) from
     Appreciation (Depreciation) on Investments                        150,141
                                                                      --------
   Net Realized and Unrealized Gain (Loss) on Investments              134,594
   Net Increase (Decrease) in Net Assets from Operations              $106,797
                                                                      --------
                                                                      --------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX
                                                                     MONTHS ENDED               FOR THE
                                                                    MARCH 31, 2002             YEAR ENDED
                                                                     (UNAUDITED)           SEPTEMBER 30, 2001
                                                                    --------------         ------------------
From Operations:
   Net Investment Income                                               $(27,797)                $(122,841)
   Net Realized Gain (Loss) on Investments                              (15,547)                 (488,210)
   Net Unrealized Appreciation (Depreciation)                           150,141                   114,020
                                                                       --------                  --------
   Increase (Decrease) in Net Assets from Operations                    106,797                  (497,031)

From Distributions to Shareholders:
   Net Investment Income                                                      0                         0
   Net Realized Gain (Loss) from Security Transactions                        0                         0
                                                                       --------                  --------
   Net  Increase (Decrease) from Distributions                               --                        --
                                                                       --------                  --------
From Capital Share Transactions:
   Proceeds From Sale of Shares                                             460                    42,208
   Net Asset Value of Shares Issued on
     Reinvestment of Dividends                                                0                         0
   Cost of Shares Redeemed                                              (14,232)                 (136,335)
                                                                       --------                  --------
                                                                        (13,772)                  (94,127)
                                                                       --------                  --------

Net Increase (Decrease) in Net Assets                                    93,025                  (591,158)
Net Assets at Beginning of Period                                       193,992                   785,150
                                                                       --------                  --------
Net Assets at End of Period                                            $287,017                  $193,992
                                                                       --------                  --------
                                                                       --------                  --------

Share Transactions:
   Issued                                                                   430                    24,331
   Reinvested                                                                --                        --
   Redeemed                                                             (12,332)                  (78,052)
                                                                       --------                  --------
Net increase (decrease) in shares                                       (11,902)                  (53,721)
Shares outstanding beginning of period                                  189,192                   242,913
                                                                       --------                  --------
Shares outstanding end of period                                        177,290                   189,192
                                                                       --------                  --------
                                                                       --------                  --------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                            FOR THE SIX
                                            MONTHS ENDED               FOR THE YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,         -------------------------------------------------
                                                2002           2001           2000           1999           1998
                                            (UNAUDITED)        ----           ----           ----           ----
                                            -----------

Net Asset Value -
  Beginning of Period                         $  1.03        $  3.23        $  2.79        $  1.58        $  4.28
Net Investment Income                           (0.16)         (0.54)         (0.66)         (0.67)         (0.58)
Net Gains or Losses on Securities
  (realized and unrealized)                      0.75          (1.66)          1.10           1.88          (2.12)
                                              -------        -------        -------        -------        -------
Total from Investment Operations                 0.59          (2.20)          0.44           1.21          (2.70)
Net Asset Value -
  End of Period                               $  1.62        $  1.03        $  3.23        $  2.79        $  1.58
                                              -------        -------        -------        -------        -------
                                              -------        -------        -------        -------        -------

Total Return**<F2>                             61.01%        (68.11%)        15.77%         76.58%        (63.08%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period
  (Thousands)                                    $287           $194           $785           $490           $256

Before reimbursements
   Ratio of Expenses to
     Average Net Assets                        13.75%         33.02%         16.55%         28.93%         20.72%
   Ratio of Net Income to
     Average Net Assets                       (12.34%)       (33.00%)       (16.54%)       (28.93%)       (20.58%)

After reimbursements and Waivers
   Ratio of Expenses to
     Average Net Assets                        13.28%         32.02%         15.55%         27.93%         19.72%
   Ratio of Net Income to
     Average Net Assets                       (12.81%)       (32.00%)       (15.54%)       (27.93%)       (19.58%)
Portfolio Turnover Rate                        27.55%         72.68%         82.66%         83.55%         47.78%

**<F2> Based on Net Asset Value Per Share. The Fund's sales charge is not reflected in total return on this table.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

                           MARCH 31, 2002 (UNAUDITED)

NOTE 1.   ORGANIZATION

          Frontier Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Corporation was established under the laws of Maryland on October 24, 1991. The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Frontier Equity Fund (the "Fund") to which Frontier's Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Frontier Funds. The investment objective of the Frontier Equity Fund is to provide long term capital appreciation on its assets.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

          Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.
All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's directors.

          Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, of which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

          Income Taxes - It is the policy of the Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code. Therefore, no provision for Federal income or excise taxes has been made.

          Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

NOTE 3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Freedom Investors Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated. Under the terms of the investment advisory agreement, the Fund has agreed to pay the adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily assets. The Adviser has voluntarily waived payments of its advisory fee since the inception of the Fund. Although the waiver can be revoked at any time, the Adviser plans to continue this arrangement until further notice to the Board of Directors. During the six months ending March 31, 2002, the Adviser waived its total fee amounting to $1,018.

          Freedom Investors Corp. also serves as principal underwriter and national distributor (the "Distributor") for the Fund. As Distributor, Freedom Investors selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. For the six months ended March 31, 2002, the Distributor received $2.50 in commission from the sale of fund shares.

NOTE 4.   CAPITAL STOCK

          As of March 31, 2002 there were 80,000,000, $.01 par value shares of capital stock authorized, and Paid-In Capital amounted to $1,096,856.

NOTE 5.   PURCHASES AND SALES OF SECURITIES

          During the six months ending March 31, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $58,633 and $109,607 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

NOTE 6.   SECURITY TRANSACTIONS

          For Federal income tax purposes, the cost of investments owned at March 31, 2002 was $432,708. At March 31, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

     Appreciation       (Depreciation)      Net Appreciation (Depreciation)
     ------------       --------------      --------------------------------
        48,954            (212,660)                    (163,706)

                              FRONTIER FUNDS, INC.

                               BOARD OF TRUSTEES

                                  James R. Fay
                                Amy L. Siesennop
                               Jeffrey S. Ackley
                               Kenneth W. Coshun
                                Matthew G. Drew

                               INVESTMENT ADVISER
                            Freedom Investors Corp.
                                  P.O. Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI  53072-0068

                             DIVIDEND PAYING AGENT,
                         SHAREHOLDERS' SERVICING AGENT,
                                 TRANSFER AGENT
                          Mutual Shareholder Services
                         8869 Brecksville Rd., Suite C
                            Brecksville, Ohio  44141

                                   CUSTODIAN
                                U.S. Bank, N.A.
                              Mutual Fund Services
                                 425 Walnut St.
                            Cincinnati, Ohio  45201

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Rd.
                             Westlake, Ohio  44145

  This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Frontier Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.